UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West
Santa Monica, California 90404
(Address of principal executive offices) (Zip Code)

(310) 447-3870
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 27, 2010, Entravision Communications Corporation (the “Company”) held its annual meeting of stockholders. At that meeting, the Company’s Class A and Class B stockholders:

1. Elected six directors to serve until the Company’s 2011 annual meeting of stockholders or until his or her successor is duly elected and qualified:

Name	For	Withheld
Walter F. Ulloa	236,709,163	13,827,705
Philip C. Wilkinson	236,707,357	13,829,511
Paul A. Zevnik	235,398,942	15,137,926
Darryl B. Thompson	245,208,826	5,328,042
Esteban E. Torres	245,242,685	5,294,183
Gilbert R. Vasquez	245,212,026	5,324,842

2. Ratified the appointment of McGladrey & Pullen, LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2010:

Votes For	236,128,594
Votes Against	144,824
Abstentions	4,376,893
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: May 28, 2010	By:	/s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer